EXHIBIT 32.1

                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Inn of the Mountain Gods Resort and Casino (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended January 31, 2006 (the "REPORT") that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 15, 2006                     By:  /s/ Brian D. Parrish
                                                --------------------------------
                                            Name:    Brian D. Parrish
                                            Title:   Chief Operating Officer

Dated:   March 15, 2006                     By:  /s/ Lance Kintz
                                                --------------------------------
                                            Name:    Lance Kintz
                                            Title:   Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.